Exhibit 99.3

The Company has historically presented store occupancy expenses, shipping expenses and shipping revenue within selling, general and administrative expenses ("SG&A"). Beginning in the first quarter 2016, the Company will present store occupancy expenses and shipping expenses within cost of goods sold and will present shipping revenue within net sales. Management believes the presentation excluding the Boston Proper brand, which was sold in the fourth quarter of fiscal 2015, may provide a more meaningful measure on which to compare the Company's results of operations between periods. The tables below present a reconciliation of selected consolidated financial data on a GAAP basis to selected consolidated financial data on a non-GAAP adjusted basis, when excluding Boston Proper and reflecting the adjustments discussed above.

Chico's FAS, Inc. and Subsidiaries
Fiscal 2015 Reconciliation of Reported to Adjusted Selected Non-GAAP Consolidated Financial Data
(Unaudited)
(in thousands)

As Reported

	Thirteen Weeks Ended								Fifty-Two Weeks Ended
	May 2, 2015		August 1, 2015		October 31, 2015		January 30, 2016		January 30, 2016
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Net Sales	$693,339	100.0%	$680,351	100.0%	$641,219	100.0%	$627,400	100.0%	$2,642,309	100.0%
Cost of goods sold	297,569	42.9	314,383	46.2	290,737	45.3	308,863	49.2	1,211,552	45.9
Gross margin	395,770	57.1	365,968	53.8	350,482	54.7	318,537	50.8	1,430,757	54.1
Selling, general and administrative expenses	328,217	47.3	308,437	45.3	327,575	51.1	318,356	50.7	1,282,585	48.5
Subtotal	67,553	9.8	57,531	8.5	22,907	3.6	181	0.1	148,172	5.6

Boston Proper

	Thirteen Weeks Ended								Fifty-Two Weeks Ended
	May 2, 2015		August 1, 2015		October 31, 2015		January 30, 2016		January 30, 2016
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Net Sales	$23,780	100.0%	$24,209	100.0%	$17,312	100.0%	$15,671	100.0%	$80,972	100.0%
Cost of goods sold	13,301	55.9	13,286	54.9	11,486	66.3	11,790	75.2	$49,863	61.6
Gross margin	10,479	44.1	10,923	45.1	5,826	33.7	3,881	24.8	$31,109	38.4
Selling, general and administrative expenses	14,866	62.5	14,163	58.5	11,466	66.2	11,394	72.7	$51,889	64.1
Subtotal	(4,387)	(18.4)	(3,240)	(13.4)	(5,640)	(32.5)	(7,513)	(47.9)	(20,780)	(25.7)

Adjustments, excluding Boston Proper

	Thirteen Weeks Ended								Fifty-Two Weeks Ended
	May 2, 2015		August 1, 2015		October 31, 2015		January 30, 2016		January 30, 2016
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Net Sales(1)	$2,909	0.4%	$3,381	0.5%	$2,828	0.4%	$3,131	0.5%	$12,249	0.5%
Store occupancy expense(2)	93,286	13.4	95,272	13.9	95,583	14.8	95,601	15.2	379,742	14.3
Shipping expense(3)	7,919	1.1	7,875	1.2	7,710	1.2	8,923	1.4	32,427	1.2
Cost of goods sold	101,205	14.5	103,147	15.1	103,293	16.0	104,524	16.6	412,169	15.5
Gross margin	(98,296)	(14.1)	(99,766)	(14.6)	(100,465)	(15.6)	(101,393)	(16.1)	(399,920)	(15.0)
Selling, general and administrative expenses	(98,296)	(14.1)	(99,766)	(14.6)	(100,465)	(15.6)	(101,393)	(16.1)	(399,920)	(15.0)
Subtotal	—	—	—	—	—	—	—	—	—	—

As Adjusted, Non-GAAP

	Thirteen Weeks Ended								Fifty-Two Weeks Ended
	May 2, 2015		August 1, 2015		October 31, 2015		January 30, 2016		January 30, 2016
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Net Sales	$672,468	100.0%	$659,523	100.0%	$626,735	100.0%	$614,860	100.0%	$2,573,586	100.0%
Cost of goods sold	385,473	57.3	404,244	61.3	382,544	61.0	401,597	65.3	1,573,858	61.2
Gross margin	286,995	42.7	255,279	38.7	244,191	39.0	213,263	34.7	999,728	38.8
Selling, general and administrative expenses	215,055	32.0	194,508	29.5	215,644	34.4	205,569	33.4	830,776	32.3
Subtotal	71,940	10.7	60,771	9.2	28,547	4.6	7,694	1.3	168,952	6.5

(1) Adjustments to net sales represent the correction of an immaterial error in the classification of shipping revenue, which was previously classified within SG&A.
(2) Adjustments to store occupancy expense represent the reclassification of store occupancy expenses, which were previously classified within SG&A.
(3) Adjustments to shipping expense represent a change in accounting policy to present shipping expenses within cost of goods sold, which were previously presented within SG&A.

Chico's FAS, Inc. and Subsidiaries
Fiscal 2014 Reconciliation of Reported to Adjusted Selected Non-GAAP Consolidated Financial Data
(Unaudited)
(in thousands)

As Reported

	Thirteen Weeks Ended								Fifty-Two Weeks Ended
	May 3, 2014		August 2, 2014		November 1, 2014		January 31, 2015		January 31, 2015
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Net Sales	$681,605	100.0%	$671,130	100.0%	$665,569	100.0%	$656,907	100.0%	$2,675,211	100.0%
Cost of goods sold	298,714	43.8	319,658	47.6	301,776	45.3	328,741	50.0	1,248,889	46.7
Gross margin	382,891	56.2	351,472	52.4	363,793	54.7	328,166	50.0	1,426,322	53.3
Selling, general and administrative expenses	319,049	46.8	304,737	45.4	321,574	48.3	317,774	48.4	1,263,134	47.2
Subtotal	63,842	9.4	46,735	7.0	42,219	6.4	10,392	1.6	163,188	6.1

Boston Proper

	Thirteen Weeks Ended								Fifty-Two Weeks Ended
	May 3, 2014		August 2, 2014		November 1, 2014		January 31, 2015		January 31, 2015
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Net Sales	$24,311	100.0%	$25,328	100.0%	$22,787	100.0%	$23,377	100.0%	$95,803	100.0%
Cost of goods sold	11,959	49.2	14,112	55.7	13,406	58.8	15,978	68.3	$55,455	57.9
Gross margin	12,352	50.8	11,216	44.3	9,381	41.2	7,399	31.7	$40,348	42.1
Selling, general and administrative expenses	14,274	58.7	13,010	51.4	13,325	58.5	12,882	55.1	$53,491	55.8
Subtotal	(1,922)	(7.9)	(1,794)	(7.1)	(3,944)	(17.3)	(5,483)	(23.4)	(13,143)	(13.7)

Adjustments, excluding Boston Proper

	Thirteen Weeks Ended								Fifty-Two Weeks Ended
	May 3, 2014		August 2, 2014		November 1, 2014		January 31, 2015		January 31, 2015
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Net Sales(1)	$2,225	0.3%	$2,970	0.4%	$2,719	0.4%	$3,012	0.5%	$10,926	0.4%
Store occupancy expense(2)	90,235	13.2	92,640	13.7	93,185	13.9	91,915	13.9	367,975	13.7
Shipping expense(3)	7,243	1.1	7,617	1.1	7,799	1.2	8,718	1.3	31,377	1.2
Cost of goods sold	97,478	14.3	100,257	14.8	100,984	15.1	100,633	15.2	399,352	14.9
Gross margin	(95,253)	(14.0)	(97,287)	(14.4)	(98,265)	(14.7)	(97,621)	(14.7)	(388,426)	(14.5)
Selling, general and administrative expenses	(95,253)	(14.0)	(97,287)	(14.4)	(98,265)	(14.7)	(97,621)	(14.7)	(388,426)	(14.5)
Subtotal	—	—	—	—	—	—	—	—	—	—

As Adjusted, Non-GAAP

	Thirteen Weeks Ended								Fifty-Two Weeks Ended
	May 3, 2014		August 2, 2014		November 1, 2014		January 31, 2015		January 31, 2015
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Net Sales	$659,519	100.0%	$648,772	100.0%	$645,501	100.0%	$636,542	100.0%	$2,590,334	100.0%
Cost of goods sold	384,233	58.3	405,803	62.5	389,354	60.3	413,396	64.9	1,592,786	61.5
Gross margin	275,286	41.7	242,969	37.5	256,147	39.7	223,146	35.1	997,548	38.5
Selling, general and administrative expenses	209,522	31.8	194,440	30.0	209,984	32.5	207,271	32.6	821,217	31.7
Subtotal	65,764	9.9	48,529	7.5	46,163	7.2	15,875	2.5	176,331	6.8

(1) Adjustments to net sales represent the correction of an immaterial error in the classification of shipping revenue, which was previously classified within SG&A.
(2) Adjustments to store occupancy expense represent the reclassification of store occupancy expenses, which were previously classified within SG&A.
(3) Adjustments to shipping expense represent a change in accounting policy to present shipping expenses within cost of goods sold, which were previously presented within SG&A.

3